SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ] Confidential, For Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                    MEVC DRAPER FISHER JURVETSON FUND I, INC.
               --------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment  of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials:


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:


(2) Form, Schedule or Registration Statement No.:


(3) Filing Party:


(4) Date Filed:

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 16, 2003

                    MEVC DRAPER FISHER JURVETSON FUND I, INC.

     NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of meVC Draper Fisher Jurvetson Fund I, Inc. (the "Fund"), will be held at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY 10022, on Tuesday, September 16, 2003, at 10:00 a.m. (Eastern time) for the following purposes:

     1. To approve the proposed management plan of the Board of Directors (the "Proposed Plan") under which: (i) Michael Tokarz would be appointed Chairman of the Board of Directors and Portfolio Manager of the Fund;
          (ii) the Fund would adopt an amended investment objective whereby the Fund would seek to maximize total return from capital appreciation and/or income; (iii) the Fund would seek to achieve its investment objective primarily through senior and subordinated loans, venture capital, mezzanine and preferred instruments and private equity investments; and (iv) the Fund would conduct a tender offer of up to 25% of the Fund's outstanding shares at a price of 95% of the net asset value of such shares; and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The proposal referred to above is discussed in the Proxy Statement attached to this Notice. Shareholders of record at the close of business on August 8, 2003 are entitled to receive notice of and to vote at the Special Meeting. Each shareholder is invited to attend the Special Meeting in person. If you cannot be present at the Special Meeting, we urge you to fill in, sign and promptly return the enclosed Proxy Card in order that the Special Meeting can be held and a maximum number of shares may be voted. If you received more than one Proxy Card, please be sure to complete, sign and return each one.

         THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT
            SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED PLAN.

            IT IS IMPORTANT THAT PROXY CARD(S) BE RETURNED PROMPTLY.

     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE URGED TO SIGN AND RETURN WITHOUT DELAY THE ENCLOSED PROXY CARD(S) IN THE ENCLOSED
ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY CARD(S) AND FOR TELEPHONE AND INTERNET VOTING (IF AVAILABLE) ARE SET FORTH AT THE END OF THE ENCLOSED PROXY STATEMENT.

     PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE FUND AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

By Order of the Board of Directors,

Robert S. Everett
CHIEF EXECUTIVE OFFICER

August 20, 2003
3000 Sand Hill Road
Building 1, Suite 155
Menlo Park, CA  94025

                         SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                    MEVC DRAPER FISHER JURVETSON FUND I, INC.

                               3000 SAND HILL ROAD
                              BUILDING 1, SUITE 155
                              MENLO PARK, CA 94025

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of meVC Draper Fisher Jurvetson Fund I, Inc. (the "Fund") for use at a Special Meeting of the shareholders of the Fund (the "Special Meeting"), to be held at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY 10022, on Tuesday, September 16, 2003, at 10:00 a.m. (Eastern time), and at any adjournment thereof. This Proxy Statement, the accompanying Notice of Special Meeting of Shareholders, and the enclosed Proxy Card(s) are expected to be mailed on or about August 20, 2003.

     All proxies in the enclosed form that are properly executed and returned to the Fund will be voted as provided therein at the Special Meeting or at any adjournment thereof. A shareholder executing and returning a proxy has the power to revoke it at any time before it is exercised by giving written notice of such revocation to the Chief Executive Officer of the Fund ("CEO"). Signing and mailing the Proxy Card will not affect your right to give a later proxy or to attend the Special Meeting and vote your shares in person.

     The Board intends to bring before the Special Meeting the matter set forth in the foregoing notice. The persons named in the enclosed proxy and acting thereunder will vote with respect to that item in accordance with the directions of the shareholder as specified on the Proxy Card. If no choice is specified, the shares will be voted in favor of: (i) the Proposed Plan (as defined below) of the Board; and (ii) in the discretion of the proxies, any other matter not presently known which may properly come before the meeting or any adjournment thereof.

     Proxy solicitations will be made primarily by mail, but solicitations may also be made by personal interview conducted by officers or employees of the Fund or Michael Tokarz, the proposed Portfolio Manager of the Fund under the Proposed Plan. Mr. Tokarz will not be compensated for his participation in solicitation, however, the Fund will reimburse his reasonable expenses in connection with such solicitation.

     Most beneficial owners whose shares are held in street name will receive voting instruction forms from their banks, brokers or other agents, rather than the Fund's Proxy Card. A number of banks and brokerage firms are participating in a program that offers the means to grant proxies to vote shares via the Internet or by telephone. If your shares are held in an account with a bank or broker participating in this program, you may grant a proxy to vote those shares via the Internet or telephonically by using the web site or telephone number shown on the instruction form received from your broker or bank.

     Only shareholders of record at the close of business on August 8, 2003 (the "Record Date") will be entitled to notice of, and to vote at, the Special Meeting. On the Record Date, 16,152,600 shares of the Fund were outstanding and entitled to vote.

     Each shareholder of record on the Record Date is entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held.

     QUORUM.  A quorum is  constituted  by the presence in person or by proxy of the holders of at least a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions will be treated as shares that are present at the Special Meeting but which have not been voted. Abstentions will have no effect on the vote for purposes of obtaining the requisite approval of the proposal. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

     In the event that a quorum is not present at the Special Meeting or at any adjournment thereof, or in the event that a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, one or more adjournment(s) may be proposed to permit further solicitations of proxies. Any adjourned session or sessions may be held after the date set for the original Special Meeting without notice, except announcement at the Special Meeting; provided, that if the date of the adjourned Special Meeting is more than thirty days after the date for which the meeting was originally noticed, written notice shall be provided to the shareholders. Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Special Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST the proposal against any such adjournment(s). A shareholder vote may be taken with respect to the Fund on some or all matters before any such adjournment(s) if a quorum is present and sufficient votes have been received for approval.

     THE FUND WILL FURNISH, WITHOUT CHARGE, COPIES OF THE FUND'S ANNUAL REPORT ON FORM 10-K TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED OCTOBER 31, 2002 AND THE QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED APRIL 30, 2003 TO ANY SHAREHOLDER UPON REQUEST. THE ANNUAL AND QUARTERLY REPORTS MAY BE OBTAINED BY WRITING TO THE FUND AT THE ADDRESS ON THE COVER OF THIS PROXY STATEMENT OR BY CALLING THE FUND AT 1-877-414-6382.

                                  INTRODUCTION

     At the Special Meeting you will be asked to consider the approval of the proposed management plan of the Board (the "Proposed Plan") under which: (i) Michael Tokarz would be appointed Chairman of the Board and Portfolio Manager of the Fund; (ii) the Fund would adopt an amended investment objective whereby the Fund would seek to maximize total return from capital appreciation and/or income; (iii) the Fund would seek to achieve its investment objective primarily through senior and subordinated loans, venture capital, mezzanine and preferred instruments and private equity investments (together with (ii), the "New Investment Approach"); and (iv) the Fund would conduct a tender offer of up to 25% of the Fund's outstanding shares at a price of 95% of the net asset value of such shares as soon as deemed practicable by the Board following the Special Meeting (the "Tender Offer").

     The Fund is a closed-end investment company which has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund currently has no investment adviser. All of the members of the current Board were elected at the February 28, 2003 Annual Meeting of the shareholders, replacing the previous board in its entirety. On March 6, 2003, the Board terminated the Fund's previous CEO and shortly thereafter, other members of the Fund's senior management team (that had previously reported to the former CEO) resigned. The Fund's day-to-day administrative operations have since been overseen by Robert S. Everett, the Fund's interim CEO who was appointed by the Board to fill that role on March 6, 2003. Since these significant changes in the Board and management of the Fund, the Fund has been operating in a transition mode and, as a result, no new portfolio investments have been made. During this period, the Board has explored various alternatives for a long-term management plan for the Fund, including the possibility of retaining an external investment adviser. However, for the reasons described below under "The Board's Considerations," the Board has concluded that it is in the Fund's best interests to implement the Proposed Plan which, among other things, involves internal management of the Fund's portfolio by Mr. Tokarz.

     Although the Proposed Plan could be implemented upon Board approval, the Board believes that it is important for shareholders to vote affirmatively on the Proposed Plan because it involves a substantial change in the management and investment strategy of the Fund. You are being asked to consider the Proposed Plan as a single plan. You are not being asked to separately consider each of the components of the Proposed Plan because each of these components is interdependent on implementation of the other components. For example, the contemplated New Investment Approach is based on the Board's belief that such approach would be in the best interests of the Fund in light of its assessment of the potential investment opportunities available under the current economic conditions. Additionally, the terms of the Tender Offer, particularly the amount of shares that would be made part of the offer, have also been designed to accommodate the anticipated needs for available capital to implement the New Investment Approach. This does not preclude you, however, from separately evaluating each of the elements of the Proposed Plan in considering the entire proposal. If shareholders do not approve the Proposed Plan, the Board will consider alternative actions, which may include a merger, sale, liquidation or other corporate action.

     If approved by shareholders, the Proposed Plan would be implemented as soon as practicable after such approval is obtained.

WHO IS ELIGIBLE TO VOTE

     Shareholders of record of the Fund as of the close of business on August 8, 2003 (the "Record Date") are entitled to vote on all of the Fund's business at the Special Meeting and any adjournments thereof. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Special Meeting, will be voted according to the shareholder's instructions.

INFORMATION CONCERNING THE PROPOSED PLAN

     MICHAEL TOKARZ

     If the Proposed Plan is approved, the Board will appoint Mr. Tokarz as Chairman and direct Mr. Everett, the Fund's current CEO, and/or a committee of the Board to negotiate a compensation and service agreement between the Fund and Mr. Tokarz, subject to the approval of the Board. It is currently anticipated that under any such agreement, Mr. Tokarz would serve as the Fund's senior executive officer responsible for management of the Fund's operations and business affairs, including the Fund's investments and holdings. He would function as the Portfolio Manager of the Fund. In this regard, he would manage the Fund pursuant to the New Investment Approach. The Fund would grant him the authority to retain such staff and office space as he determines to be necessary and appropriate in carrying out these responsibilities. It is also currently anticipated that, under any such arrangement, for any fiscal year, Mr. Tokarz would not receive regular (i.e., non-performance-based) compensation unless the Fund's expense ratio for the year was below 2.00% of the Fund's net assets. Further, it is currently expected that any such arrangement would provide that the Fund pay him performance-based compensation for his services amounting to 20% of the capital gains realized by the Fund on investments made under Mr. Tokarz's direction. This compensation, if any, would be paid only to him which, in turn, could be allocated to members of his staff in his discretion.

     Mr. Tokarz is an investment professional with over 30 years of investment experience. Prior to founding The Tokarz Group, a private merchant bank of which he is Chairman, Mr. Tokarz was a General Partner with Kohlberg Kravis Roberts & Co. ("KKR"), one of the world's most prestigious and experienced private equity firms. During his 17-year tenure at KKR, he participated in diverse leveraged buyouts, financings, restructuring and dispositions. Mr. Tokarz currently serves on numerous corporate boards including Walter Industries, Inc., IDEX
Corporation, Evenflo Company, Inc., Spalding Holdings Corporation, Kamaz Stonewater Control Systems, Lomonsov, Athleta, Inc. and Apertio Ltd. In addition, Mr. Tokarz is on the Board of Managers of Illinois Ventures, a University of Illinois focused venture capital seed fund and high technology incubator. Mr. Tokarz also serves on the Board of the University of Illinois Foundation and its Investment, Nominating and Governance Committees. Formerly, Mr. Tokarz served on the Boards of Beatrice, Safeway, Inc., RJR Nabisco and ConAgra. Prior to his tenure at KKR, Mr. Tokarz was a commercial banker at Continental Illinois where he was renowned for innovation and buyout financings. Mr. Tokarz rose to run the East Coast operation of Continental Illinois from New York. He is also active on the Endowment Committee and Board of Directors of the National Wildlife Federation. He received his undergraduate degree with High Distinction in Economics and MBA in finance from the University of Illinois and is a Certified Public Accountant.

     THE NEW INVESTMENT APPROACH

     Currently, the Fund's investment objective is to achieve long-term capital appreciation from venture capital investments in information technology companies, primarily in the Internet, e-commerce, telecommunications, networking, software and information services industries. As part of the New Investment Approach, the Fund's investment objective would be amended to read as follows:

     The Fund's investment objective is to seek to maximize total return from capital appreciation and/or income.

     Unlike the current "long-term capital appreciation" objective, the "total return" objective affords the Fund the flexibility to seek to maximize return from both capital appreciation and/or income. This flexibility is particularly important for Mr. Tokarz, whose contemplated strategy for managing the Fund would involve seeking investment opportunities that have potential for providing both current yield and equity participation, while trying to protect principal. The amended objective would also eliminate the Fund's current limited focus on information technology companies. The Fund would also adopt related changes to its principal investment strategies in order to pursue the amended investment objective. These new strategies, including senior and subordinated loans, venture capital, mezzanine and preferred instruments and private equity investments, would allow Mr. Tokarz the flexibility to consider potential investment opportunities in a wide range of instruments and industries.

     THE TENDER OFFER

     The Board believes that conducting the Tender Offer could benefit the Fund and its shareholders because it is expected to decrease the amount the market price is discounted relative to the net asset value of the Fund. It is the Board's understanding that, in general, closed-end funds which conduct tender offers are traded at less of a discount than closed-end funds which do not.

     As part of the Proposed Plan, the Board intends to conduct the Tender Offer as soon as deemed practicable by the Board following the Special Meeting.

THE BOARD'S CONSIDERATIONS

         At its meeting held on June 6, 2003, the Board considered whether to approve the Proposed Plan. After considering the factors discussed below, the Board, including a majority of the "independent directors," as defined in the 1940 Act (the "Independent Directors"), determined that the Proposed Plan is in the best interests of the Fund and its shareholders.

     In evaluating the Proposed Plan, the Board took into account the following factors, among others: The Fund's expense ratio of 7.31% for the six month period ended April 30, 2003 (annualized) and the expectation that Mr. Tokarz would not take any cash compensation until the expense ratio is below 2.00%; Mr. Tokarz's extensive experience with private equity and commercial lending and implementing a similar strategy to that contemplated by the New Investment Approach; the facilities and resources available to Mr. Tokarz and experience of The Tokarz Group in general; the nature and extent of the services contemplated to be provided by Mr. Tokarz; and the anticipated costs in retaining an external investment manager.

     In evaluating the Proposed Plan, the Board also took into account the fact that the market prices of some other similar business development companies ("BDCs") are currently higher than the net asset values ("NAVs") of such companies; whereas, the Fund's shares have consistently traded at a discount to the Fund's NAV. (As of the date of the Board meeting, the Fund's NAV discount was -16.18%.) In light of this, the Board recognized the potential that if the Proposed Plan is implemented, a new portfolio manager and new investment approach could, along with successful investment performance, generate renewed market interest in the Fund, which, in turn, may eventually lead to the Fund trading at a narrower discount (or perhaps even a premium). The Board recognized, however, that there is no guarantee that Mr. Tokarz would be successful in implementing the New Investment Approach and that the Fund's investments would generate attractive returns, and that, even if successful, there can be no assurance that the Fund's shares would trade at a narrower discount.

     With respect to the New Investment Approach component of the Proposed Plan, the Board took into account Mr. Tokarz's assessment of the potential investment opportunities available under current economic conditions. The Board also felt that by implementing a more flexible investment objective, I.E., total return, and eliminating the Fund's limited focus on information technology companies, Mr. Tokarz would have enhanced flexibility to manage the Fund under a variety of market conditions.

     With respect to the contemplated Tender Offer component of the Proposed Plan, the Board specifically considered the current discount to NAV at which the Fund's shares trade as well as the anticipated effect of any Tender Offer on the Fund's cash position and, thus, the Fund's ability to implement the New Investment Approach. The Board also took into consideration the overwhelming support for a tender offer indicated by the response to a shareholder proposal (proposal no. 5) at the Fund's 2003 Annual Meeting held in February. At that meeting, the current Board was voted into place, and furthermore, a shareholder proposal was considered calling for the Board to conduct a tender offer for 25% of the Fund's outstanding shares at 95% of the NAV of such shares. The voting result was approximately 7.4 million shares in favor, and approximately 1.8 million shares opposed. Although this proposal was non-binding, the Board took into account the wide margin by which the proposal passed. However, the Board also considered that if the Proposed Plan is not implemented and other options are pursued, a tender offer may not necessarily be in the best interests of the Fund. As a result, if the Proposed Plan is not approved by shareholders, the Board does not intend to conduct a tender offer, but will rather consider other options (which may include a merger, sale, liquidation or other corporate action).

     The Board believes that the Proposed Plan would allow the Fund to continue to operate and offer investors the opportunity for increased shareholder value. The Board also took into account the fact that the Fund's continued operation would allow the Fund and its shareholders the opportunity to benefit from certain realized and unrealized capital losses generated by the Fund. The Board considered that as of April 30, 2003, there were approximately $34 million in realized capital losses and $109 million in unrealized capital losses and that certain of these losses can be utilized to offset future realized capital gains, which, in turn, would enhance the Fund's and shareholders' net returns (I.E., after taxes).

     Based upon the considerations set forth above, the Board determined that the Proposed Plan is in the best interests of the Fund and its shareholders and approved adoption of the Proposed Plan, subject to its approval by shareholders.

     ACCORDINGLY, FOR THE REASONS SET FORTH ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSED PLAN.

REQUIRED VOTE

     Although the Proposed Plan could be implemented upon Board approval, the Board believes that it is important for shareholders to vote affirmatively on the Proposed Plan because it involves a substantial change in management and strategy for the Fund. The Bylaws of the Fund and Delaware business corporation laws require the affirmative vote of a majority of all the votes cast at a meeting at which a quorum is present for the approval of the proposal. The affirmative vote of a majority of those shares present in person or by proxy and entitled to vote will be required to approve the Proposed Plan. Abstentions will not be counted.

                               VOTING INFORMATION

     The presence in person or by proxy of the holders of a majority of all the votes entitled to be cast at the meeting will constitute a quorum. For purposes of determining the presence of a quorum, abstentions and broker non-votes will each be counted as present. Abstentions will have no effect on the vote for purposes of obtaining the requisite approval of the proposal. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

     In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present at the Special Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Special Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Special Meeting in person or by proxy.

     Most beneficial owners whose shares are held in street name will receive voting instruction forms from their banks, brokers or other agents, rather than the Fund's Proxy Card. A number of banks and brokerage firms are participating in a program that offers the means to grant proxies to vote shares via the Internet or by telephone. If your shares are held in an account with a bank or broker participating in this program, you may grant a proxy to vote those shares via the Internet or telephonically by using the web site or telephone number shown on the instruction form received from your broker or bank.

                            EXPENSES OF SOLICITATION

     THE COST OF PREPARING, ASSEMBLING AND MAILING THIS PROXY STATEMENT AND THE ATTACHED NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND THE ACCOMPANYING PROXY CARD, AS WELL AS THE COSTS ASSOCIATED WITH THE PROXY SOLICITATION, WILL BE BORNE BY THE FUND.

     MR. TOKARZ, THE PROPOSED PORTFOLIO MANAGER OF THE FUND, MAY SOLICIT SHAREHOLDERS THROUGH PERSONAL INTERVIEWS. MR. TOKARZ WILL NOT BE COMPENSATED FOR HIS PARTICIPATION IN SOLICITATION, HOWEVER, THE FUND WILL REIMBURSE HIS REASONABLE EXPENSES IN CONNECTION WITH SUCH SOLICITATION.

                                 OTHER BUSINESS

     Shareholders who wish to submit proposals for inclusion in the Proxy Statement for a subsequent shareholder meeting should send their written proposals to the Fund at its principal office within a reasonable time before such meeting. Timely submission of a proposal does not guarantee its consideration at the meeting.

     As of the date of this Proxy Statement, the directors are not aware of any matters to be presented for action at this Special Meeting, other than those described above. Should other business properly be brought before this Special Meeting, it is intended that the accompanying Proxy(ies) will be voted thereon in accordance with the judgment of the persons named as proxies.

     Prior to the Special Meeting, Mr. Tokarz and parties related to him may buy shares of the Fund on the open market with the intention of voting those shares in favor of the Proposed Plan.

                      ADDITIONAL INFORMATION ABOUT THE FUND

ADMINISTRATOR

     U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, WI 53202, serves as the administrator and accounting agent of the Fund.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     Appendix A to this Proxy Statement details the number of shares of the Fund beneficially owned by the Directors and Officer of the Fund. Appendix B identifies holders of more than 5% of the shares of the Fund's common stock as of the Record Date.

Dated:  August 20, 2003

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. ALTERNATIVELY, FOR SHAREHOLDERS WHO RECEIVE VOTING INSTRUCTION FORMS FROM THEIR BANKS, BROKERS OR OTHER AGENTS, YOU WILL HAVE THE ABILITY TO VOTE YOUR SHARES BY THE INTERNET OR BY TELEPHONE.

                                   APPENDIX A

     As of the Record Date, the Directors and Officers of the Fund as a group beneficially owned 11.7% of the outstanding shares of Common Stock of the Fund ("Shares"). The following table details the beneficial ownership of Shares by each Director and Officer.

--------------------------  ------------------------   ----------------------
    DIRECTOR/OFFICER            AMOUNT OF SHARES            PERCENTAGE
    NAME AND ADDRESS             BENEFICIALLY              OF FUND HELD
                                     OWNED
--------------------------  -------------------------  ------------------------
DIRECTORS
---------
--------------------------  -------------------------  ------------------------
Robert C. Knapp                    1,125,500                     7.0%*

--------------------------  -------------------------  ------------------------
Terry Feeney                       1,125,500                     7.0%*

--------------------------  -------------------------  ------------------------
George W. Karpus                    764,336                     4.7%**

--------------------------  -------------------------  ------------------------
Emilio A. Dominianni                 1,000                   Less than 1%

--------------------------  -------------------------  ------------------------
Bruce W. Shewmaker                   1,000                   Less than 1%

--------------------------  -------------------------  ------------------------
Gerald Hellerman                     1,000                   Less than 1%

--------------------------  -------------------------  ------------------------
OFFICER
-------
--------------------------  -------------------------  ------------------------
Robert S. Everett                    1,000                   Less than 1%

--------------------------  -------------------------  ------------------------

* Represented by (a) 448,371 Shares held by Millennium USA, L.P., (b) 334,729 Shares held by Millennium International, Ltd., (c) 196,700 Shares held by Millenco, L.P. and (d) 145,700 Shares held by Millennium Global Estate, L.P.

Millennium USA, L.P., Millennium International, Ltd. and Millennium Global Estate, L.P. are funds that are limited partners of Millennium Partners, L.P. The general partner of each of Millennium Partners, L.P., Millennium USA, L.P. and Millenco, L.P. is Millennium Management, LLC. Mssrs. Knapp and Feeney, as Managing Director and Vice Chairman/Chief Operating Officer, respectively, of Millennium Partners, L.P., may each be deemed to beneficially own the Shares held by Millennium USA, L.P., Millennium International, Ltd., Millenco, L.P. and Millennium Global Estate, L.P. However, Mssrs. Knapp and Feeney disclaim all beneficial ownership in these Shares.

**    Represented by (a) 6,000 shares held directly by Mr. Karpus, (b) 3,450
Shares held by the Karpus Investment  Management ("KIM") profit sharing fund and
(c) 754,886 Shares held by clients of KIM. Mr. Karpus, as a co-trustee of KIM, may deemed to beneficially own the Shares owned by KIM and its clients.

                                   APPENDIX B

     As of the Record Date, to the Fund's knowledge, the following shareholders owned of record more than 5% of the outstanding shares of Common Stock of the Fund ("Shares") indicated below. The Fund does not know whether such persons also beneficially own such shares.

------------------------------------  --------------------  -------------------
   SHAREHOLDER NAME AND ADDRESS             AMOUNT OF           PERCENTAGE
                                           SHARES OWNED        OF FUND HELD

------------------------------------  --------------------  -------------------
Millenco, L.P.                              1,125,500              7.0%
Millennium USA, L.P.
Millennium International, Ltd. and
Millenco Global Estate, L.P.
666 Fifth Avenue, 8th Floor
New York, NY  10103

---------------------------------------  -----------------  -------------------
Deutsche Bank AG                             992,220               6.1%
DB Advisors, L.L.C.
Deutsche Bank AG London Branch
Deutsche Bank Securities Inc.
Taunusanlage 12, D-60325
Frankfurt am Main
Federal Republic of Germany

---------------------------------------  -----------------  -------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing Proxy Cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your Proxy Card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the Proxy Card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the Proxy Card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the Proxy Card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                         VALID SIGNATURES
------------                                         ----------------

CORPORATE ACCOUNTS
(1) ABC Corp.........................................ABC Corp.
(2) ABC Corp.........................................John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer................John Doe
(4) ABC Profit Sharing Plan..........................John Doe, Treasurer

TRUST ACCOUNTS
(1) ABC Trust........................................Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78..............Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust.f/b/o John B.Smith Jr.UGMA...John B.Smith
(2) John B.Smith.....................................John B.Smith, Jr., Executor

                                      PROXY

                    MEVC DRAPER FISHER JURVETSON FUND I, INC.

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

                         SPECIAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 16, 2003

This proxy is solicited on behalf of the Board of Directors of meVC Draper Fisher Jurvetson Fund I, Inc. (the "Fund") for the Special Meeting of Shareholders (the "Meeting") and relates to the proposal with respect to the Fund set forth in the Notice of Special Meeting of Shareholders dated August 20, 2003.

The undersigned hereby appoints Robert S. Everett and Franklin Loffer and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Meeting to be held at 10:00 a.m. (Eastern time), on September 16, 2003, at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY 10022, and any adjournment thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL, WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY TELEPHONE OR THE INTERNET.

SOME SHAREHOLDERS WHOSE SHARES ARE HELD IN STREET NAME WILL RECEIVE VOTING INSTRUCTION FORMS FROM THEIR BANKS, BROKERS OR OTHER AGENTS (RATHER THAN THE FUND'S PROXY CARD) WHICH DESCRIBE HOW SUCH SHAREHOLDERS CAN VOTE BY TELEPHONE OR INTERNET. INSTEAD OF MAILING THEIR PROXIES, SUCH SHAREHOLDERS MAY CHOOSE ONE OF THE TWO VOTING METHODS OUTLINED BELOW TO VOTE THEIR PROXIES. HAVE THIS CARD IN HAND WHEN CALLING OR LOGGING ON.

TO VOTE BY TELEPHONE:
--------------------

1) Read the Proxy Statement and have the Proxy Card below at hand.
2) Call the Toll Free 800 Number on your voting instruction form.
3) Enter the 12-digit control number set forth on your voting instruction form and follow the simple instructions.

TO VOTE BY INTERNET:
-------------------

1) Read the Proxy Statement and have the Proxy Card below at hand.
2) Go to the web site listed on your voting instruction form.
3) Enter the 12-digit control number set forth on your voting instruction form and follow the simple instructions.

Proxies submitted by telephone or the Internet must be received by 12:00 a.m. (Eastern time) on September 16, 2003.

           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

                    MEVC DRAPER FISHER JURVETSON FUND I, INC.

Your vote is important, no matter how many shares you own. You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each Proxy Card in order for your votes to be counted.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the proposal below.

The Board of Directors of meVC Draper Fisher Jurvetson Fund I, Inc. recommends that you vote FOR the proposal set forth below.

                                         FOR          AGAINST    ABSTAIN

1. Approval of the Proposed Plan        [    ]        [    ]      [    ]
   of the Board of Directors set
   forth in the Notice of Special
   Meeting of Shareholders dated
   August 20, 2003

Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, trustees, guardians etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE PROXY STATEMENT, DATED August 20, 2003.

 -----------------------------------------------------------
Signature (PLEASE SIGN WITHIN BOX)  Date


------------------------------------------------------------
Signature (Joint Owners)                    Date

                            SCHULTE ROTH & ZABEL LLP
                                919 THIRD AVENUE
                            NEW YORK, NEW YORK 10022

                          -----------------------------
                                 (212) 756-2000

                                Facsimile Number:
                                 (212) 593-5955

                             Writers Direct Number:
                                 (212) 756-2027


                                                  August 18, 2003


VIA EDGAR
---------

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re: meVC Draper Fisher Jurvetson Fund I, Inc. (1933 Act File No. 333-92287; 1940 Act File No. 814-00201) -- Filing of Definitive Proxy Statement

Ladies and Gentlemen:

         On behalf of meVC Draper Fisher Jurvetson Fund I, Inc.(the "Fund"), transmitted for filing is a definitive proxy statement of the Fund.

         Please call the undersigned at(212) 756-2027 or George M. Silfen at
(212) 756-2131 with any questions or comments.

                                                 Sincerely yours,


                                                 /s/ Patricia A. Alcamo
                                                 ----------------------
                                                 Patricia A. Alcamo

Attachment